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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): MAY 24, 2004





                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            DELAWARE                       1-10235               36-3555336
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)




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ITEM 9.    REGULATION FD DISCLOSURE

           On May 24, 2004, IDEX Corporation issued a press release announcing the completion of its previously-announced acquisition of Scivex, Inc. A copy of this press release is included below.


                 IDEX CORPORATION COMPLETES ACQUISITION OF SCIVEX, INC.;
                      STRATEGIC EXPANSION OF LIFE SCIENCES BUSINESS


           NORTHBROOK, IL, MAY 24, 2004 -- IDEX CORPORATION (NYSE: IEX) today announced the completion of its previously-announced acquisition of Scivex, Inc., a leading provider of fluidic components and systems for the analytical, biotechnology and diagnostic instrumentation markets. Scivex, which represents a strategic expansion of IDEX's life sciences business, will be operated as a standalone business as part of the IDEX Pump Products Group. Scivex was previously owned by KRG Capital Partners, a middle market private equity firm based in Denver, Colorado. Terms of the cash transaction were not DISCLOSED.

           Scivex operates Upchurch Scientific in Oak Harbor, Washington; Sapphire Engineering in Pocasset, Massachusetts; and J.L. White in Santa Clara, California, and has annual sales of approximately $31 million. Scivex is a leading developer, manufacturer and marketer of highly-engineered, cost-effective fluidic solutions for the analytical, biotechnology, clinical diagnostic and related life sciences market.

           Commenting on the acquisition, IDEX Chairman and Chief Executive Officer Dennis K. Williams said, "Scivex fits IDEX's growth strategy exceptionally well and is an excellent addition to our company. The combination of Micropump, Ismatec, Trebor, Rheodyne, Systec and Scivex will significantly enhance our ability to meet our customers' needs in the growing, global market for analytical, biotechnology, medical and diagnostic instrumentation solutions."

           Alan Schell, chief executive officer of Scivex, Inc., said, "We are excited to become part of IDEX, a world leader in fluid-handling technologies. Together, our companies are well positioned to meet the global demand for high-value, cost-effective fluidic components and sub-assemblies used in the analytical, biotechnology, clinical diagnostic and related life sciences markets."

           FORWARD-LOOKING STATEMENTS
           This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
           Section 21E of the Exchange Act of 1934, as amended. These statements are indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "management believes," "the company believes," "the company intends," and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. For a discussion of such risks and factors that could cause actual results to differ from those contained in the forward-looking statements, please see "Risk Factors" in the company's annual report or Form 10-K for the most recent fiscal year, as well as the company's other filings with the Securities and Exchange Commission. Management undertakes no obligation to publicly update the forward-looking statements contained in this release. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here.

           ABOUT IDEX CORPORATION
           IDEX Corporation is the world's leading provider of positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products. Its products are sold to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."


                    FOR FURTHER INFORMATION ON IDEX CORPORATION AND ITS
             BUSINESS UNITS, VISIT THE COMPANY'S WEB SITE AT www.idexcorp.com.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                IDEX CORPORATION


                                /s/ DOMINIC A. ROMEO
                                ------------------------------------------------
                                Dominic A. Romeo
                                Vice President and Chief Financial Officer

May 24, 2004